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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 14, 2006

                               -------------------

                      ARABIAN AMERICAN DEVELOPMENT COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
        DELAWARE                        0-6247                    75-1256622
(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
   OF INCORPORATION)                 FILE NUMBER)            IDENTIFICATION NO.)
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         10830 NORTH CENTRAL EXPRESSWAY, SUITE 175, IRVING, TEXAS 75231
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      (Registrant's Telephone Number, Including Area Code): (214) 692-7872



            --------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

By email dated March 14, 2006, Mr. Mohammed Al Omair, advised the Registrant that he will be resigning his position as director of the Registrant and as member of the Executive Compensation and Audit Committees, effective April 1, 2006.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARABIAN AMERICAN DEVELOPMENT COMPANY


Date:  March 21, 2006                    By: /s/ Nicholas Carter
                                             -------------------
                                             Nicholas N. Carter, Secretary



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